SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2005

Wells Real Estate Fund XIV, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-50647	01-0748981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01 Entry into a Material Definitive Agreement

On May 16, 2005, Wells Real Estate Fund XIV, L.P. (the “Registrant”) entered into a purchase and sale agreement dated May 10, 2005 with Farley White Associates, LLC (the “Seller”), which is not affiliated with the Registrant or its general partners, to purchase a three-story office building containing approximately 80,000 rentable square feet located on an approximate 4.5-acre parcel of land at 150 Apollo Drive in Chelmsford, Massachusetts (“150 Apollo Drive”), for a gross purchase price of $12.3 million, plus closing costs. See Item 2.01 below for more information regarding the Registrant’s acquisition of 150 Apollo Drive.

Item 2.01. Completion of Acquisition or Disposition of Assets

Acquisition of 150 Apollo Drive

On May 16, 2005, the Registrant purchased 150 Apollo Drive for a purchase price of approximately $12.3 million, plus closing costs. The acquisition was funded with net proceeds raised from the Registrant’s public offering.

150 Apollo Drive, which was completed in 2000, is leased entirely to Avaya, Inc. (“Avaya”). Avaya, which is traded on the New York Stock Exchange (NYSE: AV), designs, builds and manages communications networks for more than one million businesses worldwide, including approximately 90 percent of the FORTUNE 500. Avaya is considered a world leader in secure and reliable Internet Protocol telephony systems and communications software applications and services. Avaya reported a net worth, as of March 31, 2005, of approximately $1.2 billion.

The current annual base rent payable under the Avaya lease, which expires in April 2010, is approximately $0.9 million. Avaya has the right, at its option, to extend the initial term of its lease for one additional five-year period.

Wells Management Company, Inc. (“Wells Management”), an affiliate of the Registrant and its general partners, will manage 150 Apollo Drive on behalf of the Registrant and will be paid property management, leasing and asset management fees in the amount of 4.5% of the gross revenues from 150 Apollo Drive.

Since 150 Apollo Drive is leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, the Registrant believes that the financial condition and results of operations of the lessee, Avaya, is more relevant to investors than financial statements of the property acquired.

Avaya currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Avaya is taken from its previously filed public reports:

Consolidated Statements of Operations

	For the Fiscal Year Ended
	9/30/2004	9/30/2003	9/30/2002
	(in millions)
Revenues	$4,069	$3,796	$4,387
Operating Income (Loss)	$323	$63	$(354)
Net Income (Loss)	$296	$(88)	$(666)

Consolidated Balance Sheets

	As of the Fiscal Year Ended
	9/30/2004	9/30/2003	9/30/2002
	(in millions)
Total Assets	$4,159	$4,057	$3,897
Long-term Debt	$294	$953	$933
Stockholders’ Equity	$794	200	$0

For more detailed financial information regarding Avaya, please refer to the financial statements of Avaya, which are publicly available with the SEC at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements. Summary financial data for the sole tenant of 150 Apollo Drive is provided in Item 2.01 above in lieu of audited financial statements for this property.

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2005	F-2

Pro Forma Statement of Operations for the period ended March 31, 2005	F-3

Pro Forma Statement of Operations for the year ended December 31, 2004	F-4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIV, L.P
(Registrant)

By:	WELLS CAPITAL, INC.
General Partner

	By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: May 20, 2005

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIV, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2005.

The following unaudited pro forma balance sheet as of March 31, 2005 has been prepared to give effect to the second quarter 2005 acquisition of 150 Apollo Drive by the Registrant as if the acquisition occurred on March 31, 2005.

The following unaudited pro forma statement of operations for the three months ended March 31, 2005 has been prepared to give effect to the acquisition of 150 Apollo Drive as if the acquisition occurred on January 1, 2004. The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the first quarter 2004 acquisition of the 7500 Setzler Parkway Building by Fund XIII and Fund XIV Associates and the acquisition of 150 Apollo Drive by the Registrant as if the acquisitions occurred on January 1, 2004. The Registrant holds an equity interest of approximately 52.7% in Fund XIII and Fund XIV Associates, a joint venture between the Registrant and Wells Real Estate Fund XIII, L.P. Fund XIII and Fund XIV Associates purchased 7500 Setzler Parkway on March 26, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the 7500 Setzler Parkway and 150 Apollo Drive been consummated as of January 1, 2004. In addition, the pro forma balance sheet includes allocations of the purchase price for the acquisitions based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2005

(Unaudited)

	Wells Real Estate Fund XIV, L.P. (a)	Pro Forma Adjustments				Pro Forma Total
		Other		150 Apollo Drive
REAL ESTATE, AT COST:
Land	$0	$0		$1,225,000	(d)	$1,225,000
				46,345	(e)	46,345

Building and improvements	0	0		8,298,608	(d)	8,298,608
				418,612	(e)	418,612

Intangible lease assets	0	0		2,212,962		2,212,962

Total real estate assets	0	0		12,201,527		12,201,527

Investment in joint venture	13,032,768	0		0		13,032,768

Cash and cash equivalents	14,678,208	1,298,851	(b)	(11,491,080)		4,434,028
		(51,951	)(c)

Due from joint venture	269,026	0		0		269,026

Deferred lease costs	0	0		553,241		553,241

Deferred project costs	608,840	51,951	(c)	(464,957)		195,834

Total assets	$28,588,842	$1,298,851		$798,731		$30,686,424

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Accounts payable and accrued expenses	$11,298	$0		$798,731	(f)	$810,029

Partnership distributions payable	289,270	0		0		289,270

Due to affiliate	14,966	0		0		14,966

Total liabilities	315,534	0		798,731		1,114,265

Partners’ capital:
Limited partners:
Cash Preferred – 2,413,346 units issued and outstanding as of March 31, 2005	21,246,952	1,082,590		0		22,329,542
Tax Preferred – 912,337 units issued and outstanding as of March 31, 2005	7,026,356	216,261		0		7,242,617

Total partners’ capital	28,273,308	1,298,851		0		29,572,159

Total liabilities and partners’ capital	$28,588,842	$1,298,851		$798,731		$30,686,424

(a)	Historical financial information is derived from the Registrant’s quarterly report filed on Form 10-Q as of March 31, 2005.
(b)	Reflects capital raised through issuance of additional partnership units subsequent to March 31, 2005 through April 30, 2005, the termination date of the Registrant’s public offering of limited partnership units.
(c)	Reflects acquisition and advisory fees and reimbursement for acquisition expenses, which are paid to Wells Capital, Inc., a general partner of the Registrant, at 3.0% and 0.5% of gross offering proceeds, respectively, and capitalized as deferred project costs as a result of raising the capital described in note (b) above.
(d)	Reflects the purchase price of the assets and liabilities obtained by the Registrant in connection with the acquisition of 150 Apollo Drive, net of purchase price adjustments.
(e)	Reflects acquisition and advisory fees and reimbursement for acquisition expenses, which are paid to Wells Capital, Inc., a general partner of the Registrant, at 3.0% and 0.5% of gross offering proceeds, respectively, capitalized as deferred project costs and applied to the land and building at approximately 4.1667% of the purchase price.
(f)	Reflects a purchase price adjustment for amounts due to the tenant for tenant improvements completed prior to the acquisition and not yet paid.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(Unaudited)

	Wells Real Estate Fund XIV, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
		150 Apollo Drive
REVENUES:
Rental income	$0	$76,285	(b)	$76,285
Tenant reimbursements	0	16,359	(c)	16,359
Equity in income of joint venture	123,584	0		123,584
Interest and other income	44,278	0		44,278

	167,862	92,644		260,506

EXPENSES:
Depreciation	0	54,483	(d)	54,483
Amortization	0	131,395	(e)	131,395
Property operating costs	0	45,503	(f)	45,503
Management and leasing fees	0	4,480	(g)	4,480
Partnership administration	16,520	0		16,520
Legal and accounting	8,083	0		8,083
Other general and administrative	78	0		78

	24,681	235,861		260,542

NET INCOME (LOSS)	$143,181	$(143,217)		$(36)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CASH PREFERRED	$311,510	$33,955		$345,465

TAX PREFERRED	$(168,329)	$(177,172)		$(345,501)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.13			$0.14

TAX PREFERRED	$(0.19)			$(0.37)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	2,314,163			2,537,070 (h)

TAX PREFERRED	887,514			937,053 (h)

(a)	Historical financial information is derived from the Registrant’s quarterly report filed on Form 10-Q for the three months ended March 31, 2005.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Depreciation expense on the portion of purchase price allocated to building is recognized using the straight-line method and a 40-year life.
(e)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the terms of the respective leases.
(f)	Consists of property operating expenses.
(g)	Management and leasing fees are calculated as 4.5% of revenues.
(h)	Reflects the pro forma weighted-average limited partnership units outstanding during the three months ended March 31, 2005 assuming that the limited partnership units issued subsequent to March 31, 2005 through April 30, 2005, the termination date of the Registrant’s public offering of limited partnership units, were issued on January 1, 2004.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

	Wells Real Estate Fund XIV, L.P. (a)	Pro Forma Adjustments				Pro Forma Total
		7500 Setzler Parkway		150 Apollo Drive
REVENUES:
Rental income	$0	$0		$970,750	(c)	$970,750
Tenant reimbursements	0	0		196,308	(d)	196,308
Equity in income of joint venture	427,890	30,235	(b)	0		458,125
Interest and other income	52,834	0		0		52,834

	480,724	30,235		1,167,058		1,678,017

EXPENSES:
Depreciation	0	0		217,930	(e)	217,930
Amortization	0	0		525,578	(f)	525,578
Property operating costs	0	0		182,010	(g)	182,010
Management and leasing fees	0	0		53,762	(h)	53,762
Partnership administration	87,784	0		0		87,784
Legal and accounting	102,506	0		0		102,506
Other general and administrative	1,235	0		0		1,235

	191,525	0		979,280		1,170,805

NET INCOME	$289,199	$30,235		$187,778		$507,212

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CASH PREFERRED	$992,650	$71,472		$896,465		$1,960,587

TAX PREFERRED	$(703,451)	$(41,237)		$(708,687)		$(1,453,375)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.63					$0.77

TAX PREFERRED	$(1.05)					$(1.55)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	1,581,981					2,537,070	(i)

TAX PREFERRED	670,559					937,053	(i)

(a)	Historical financial information is derived from the Registrant’s quarterly report filed on Form 10-Q for the three months ended March 31, 2005.
(b)	Reflects the Registrant’s equity in income of Fund XIII and Fund XIV Associates after giving effect to the acquisition of 7500 Setzler Parkway. The pro forma adjustments result from rental revenues and tenant reimbursements, less operating expenses, management fees, depreciation and amortization for the period from January 1, 2004 through March 25, 2004, the day preceding the acquisition of 7500 Setzler Parkway.
(c)	Rental income is recognized on a straight-line basis.
(d)	Consists of operating cost reimbursements.
(e)	Depreciation expense on the portion of purchase price allocated to building is recognized using the straight-line method and a 40-year life.
(f)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the terms of the respective leases.
(g)	Consists of property operating expenses.
(h)	Management and leasing fees are calculated as 4.5% of revenues.
(i)	Reflects the pro forma weighted-average limited partnership units outstanding during the three months ended March 31, 2005 assuming that the limited partnership units issued subsequent to March 31, 2005 through April 30, 2005, the termination date of the Registrant’s public offering of limited partnership units, were issued on January 1, 2004.

The accompanying notes are an integral part of this statement.

F-4